United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                   ---------------------------------------------

                           The Markman MultiFund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

    Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (952) 920-4848
                                                   -----------------------------

Date of fiscal year end:   12/31
                        ---------------

Date of reporting period:  12/31/06
                        ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

The Markman Core Growth Fund Annual Report

[LOGO]
Markman
Core Growth Fund
----------------
A Value-Added
Large Growth Strategy

                                                                      12.31.2006
                                                                   Annual Report

                                   * * * * *

Dear Fellow Shareholders,

I am pleased to report that the Markman Core Growth Fund had another successful year, finishing 2006 with a return of 15.55%. It was a difficult year for large cap growth managers, and many other funds in the large cap growth arena struggled: the Morningstar Large Cap Growth Fund category averaged only a 5.68% return; the same category as measured by Lipper Analytical Services returned only 5.59%. Thus, our level of 2006 out-performance relative to our peers placed us in the 4th percentile in our Morningstar category and the 2nd percentile in our Lipper category.

We also performed well compared to broader market indices. Your Fund finished more than six percentage points ahead of the broad market index most comparable to the large cap growth fund category--the Russell 1000 Growth Index--which gained 9.07% in 2006. Our 15.55% return was just slightly below the 15.79% gain in the S&P 500 Index. On an after tax basis, however, we once again surpassed the S&P 500 for the fourth consecutive year. Although there is no guarantee of future results, we have now finished ahead of both the Russell 1000 Growth Index and the S&P 500 Index--after tax--every year since we made the transition to the Core Growth Fund portfolio strategy at the end of 2002.


[PHOTO]

Bob Markman, Manager of the Markman Core Growth Fund

Peer Group Rankings

      At the end of 2002 our portfolio composition changed from exclusively mutual funds to a portfolio primarily of large cap growth stocks. Since that change, the Markman Core Growth Fund has achieved consistently superior results relative to other large cap growth funds.

(1= highest percentile; 100= lowest percentile)


                          Morningstar              Lipper
                      Large Cap Growth(1)    Large Cap Growth(2)
         One Year       4th percentile        2nd percentile
      Three Years       5th percentile        1st percentile
       Five Years       3rd percentile        1st percentile

Morningstar Ratings(3)

      Three Years       * * * * *            out of 1,405 funds
       Five Years       * * * * *            out of 1,109 funds
          Overall       * * * *              out of 1,405 funds

Clearing the High Bar of Consistency

The Markman Core Growth Fund is one of only five large cap growth funds (out of 1,109 funds) to rank in the top 5% of Morningstar's Large Cap Growth Fund category over each of the past one, three and five year periods ending 12/31/06.


(1) Funds that invest in big U.S. companies (stocks in the top 70% of the capitalization of the U.S. market) that are projected to grow faster than other large cap stocks. Growth is defined based on fast or high growth rates for earnings, sales, book value and cash flow, and high valuations based on price ratios and low dividend yields. Most of these portfolios focus on companies in rapidly growing industries.

(2) Funds that by portfolio practice invest at least 75% of their equity assets in companies with a market capitalization greater than 300% of the median market cap of the S&P Mid-Cap 400 Index. These funds normally invest in companies with earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index and will have above average valuation ratios compared to the U.S. diversified large cap funds universe.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.

      The top 10 percent of funds in a category receive five stars, the next
      22.5 percent receive four stars, and the next 35 percent receive three stars, the next 22.5 percent receive two stars and the bottom 10 percent receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance, are subject to change every month. They are derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

Past performance is not a guarantee of future results.

I attribute much of our success in 2006 to the actively managed approach we take to the portfolio. As I have discussed in depth in previous reports, the Core Growth Fund has the benefit of tax loss carry-forwards with which we can offset capital gains, in addition to the low commission rates we have negotiated on your behalf. This gives us the freedom to implement higher turnover rates than many other funds, without subjecting shareholders to the normally expected negative consequences of high taxes and costs. Active use of this flexibility proved invaluable in 2006. While our turnover rate was, admittedly, particularly high this year (more later in this report), the benefits were indisputable. At the end of 2006 we did a revealing bit of analysis: how would the Fund have done if we had made no trades in 2006, keeping the portfolio as it was on January 1, 2006 intact through the end of the year? Shockingly, but perhaps not so surprisingly, our returns would have been under 5%, a lot closer to the underperforming numbers put up by many of our peers.

The Year in the Markets and the Portfolio

As I saw it, the markets in this past year were dominated by three main stories: energy prices, the slowdown in residential real estate--and this may surprise you--the 'incredibly shrinking' U.S. stock market. These stories played out in the context of the ever present low background noise of the market's obsession with the Federal Reserve's stance on interest rates.

Energy

In last year's Annual Report, under the headline "Mullah This Over: Oil Prices Are Likely to Go Up Even Higher," I noted my belief that continued global growth and geopolitical instability would combine to drive oil prices higher. Ultimately, though, those price increases would moderate growth/increase supply/enhance conservation efforts--all of which could combine to help drive prices back down again. "High prices solve high prices," is how I put it. As it happens, oil prices, which began the year at about $63, spiked up to $77 by mid July, only to then steadily decline back down to $60 by year end.

[PHOTO]

"As I saw it, the markets in this past year were dominated by three main stories: energy prices, the slowdown in residential real estate--and this may surprise you--the 'incredibly shrinking' U.S. stock market."

The price rise through mid-year, in hindsight, did not seem to have much of an effect on growth. Currently, with the price relief given to both consumers and business due to the recent decline, many observers--myself included--are even more optimistic about the prospects for continued growth. As we begin the New Year, the path of least resistance on energy prices continues to be downward. Where prices ultimately decline to before rebounding again is anyone's guess. All we know for sure is that markets almost always extend to extremes, on both upward and downward moves, before changing course.

The most important net takeaway here is that any pressure on the consumer that may be the result of weakening home prices seems likely to be cushioned by the extra pocket money from lower gas, heating and cooling prices. We have reduced our energy exposure to about half of what it was at mid year 2006, and are currently underweighted relative to the market. If, however, we continue to see precipitous declines in oil prices, we are likely to once again increase our allocations in hopes of catching some profits on the next bounce back up.

Residential Real Estate

We finally began the long anticipated, oft-predicted decline in residential real estate. How could it not be otherwise, after such a long and extended run up over the past several years? Once again, though, the media really blew the coverage. Certainly, on both coasts, and in other selected high priced, unique markets (where many reporters and analysts live, work and vacation) a McMansion/condo bubble had developed that finally burst. But the reality in the broader housing market was more along the lines of a mere slowdown in sales than in actual significant price reductions. In fact, many markets, including bellwether areas such as Southern California continued to see price increases. The financial markets, focused as they are on units sold by homebuilders, or speculation in high priced condos, reacted as if there was a nationwide housing crash.

To be sure, many markets are very soft. Few homeowners are getting the prices they'd like, or thought they could get 12 months ago. But that hardly constitutes a 'crash.' In addition, much to the surprise of many housing doomsayers, the softness in real estate has not translated into a consumer shutdown. In fact, if we're looking to make money out of all this--and that is our mission here, right?--the folks to watch are the CEOs of the homebuilders themselves. They are most likely, in my estimation, to provide the primary contrarian indicator. They were at their most optimistic, busy increasing supply at record rates in the summer of 2005 as prices--in hindsight--were hitting their peaks. This past summer, after declines of 40-60% in their stock prices, it was one long pessimistic face after another on builder conference calls as we heard of supply and inventory cuts. It would not surprise me if that newly found pessimism did not coincide with a long term market bottom in homebuilder stock prices. As in our energy notes above, the laws of supply and demand are inexorable and ultimately, 'price corrects price.'


Performance Comparisons Against Market Indices and Fund Peers

                                   [BAR CHART]
                                    ONE YEAR
--------------------------------------------------------------------------------
MTRPX                                                                     15.55%
--------------------------------------------------------------------------------
S&P 500                                                                   15.79%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                  9.07%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                               5.68%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                    5.59%
--------------------------------------------------------------------------------


                                   [BAR CHART]
                                   THREE YEAR
--------------------------------------------------------------------------------
MTRPX                                                                     12.55%
--------------------------------------------------------------------------------
S&P 500                                                                   10.44%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                  6.87%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                               3.08%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                    6.25%
--------------------------------------------------------------------------------


                                   [BAR CHART]
                                    FIVE YEAR
--------------------------------------------------------------------------------
MTRPX                                                                      8.89%
--------------------------------------------------------------------------------
S&P 500                                                                    6.19%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                  2.69%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                              -.089%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                    1.91%
--------------------------------------------------------------------------------


                                   [BAR CHART]
                                    TEN YEAR
--------------------------------------------------------------------------------
MTRPX                                                                      5.27%
--------------------------------------------------------------------------------
S&P 500                                                                    8.42%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                  5.44%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                                 n/a
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                    5.28%
--------------------------------------------------------------------------------

THE S&P 500 is a broad market-weighted index of 500 widely held common stocks. An investment cannot be made directly in the index.

THE RUSSELL 1000 GROWTH INDEX measures the performance of those stocks in the Russell 100 with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in the index.

Past performance is not a guarantee of future results.

We sold out of all of our homebuilders earlier in 2006 and currently have, for the first time in years, no position in the sector. From a technical standpoint, we may well again test the summer of 2006 lows; a successful test will signal, to me, the time has arrived to 'back up the truck' once more in the home building sector. Of course, we continue to hold positions in real estate through our REITS. Vornado Realty, one of our largest holdings, manages a portfolio of commercial real estate in the NYC and Washington DC markets; and AvalonBay is an upscale apartment owner/manager.

The Incredible Shrinking Stockmarket

All markets share basic similarities: sellers place goods out in public for buyers to examine and, hopefully, buy. This is true of your local mom and pop grocer as well as the trillion dollar global financial exchanges. In general, if demand stays constant while the quantity of goods is reduced, prices are likely to go up. It is thus interesting to note that the supply of shares on the U.S. market fell substantially last year. Mergers, acquisitions and buybacks are taking shares out of public hands faster than companies are issuing new stock.

The value of U.S. shares dropped by the most since 1984, and the European market shrunk for the first time ever. While last year was a big year for initial public offerings, these were overwhelmed by the $400 billion in new cash takeovers and $600 millon in corporate buybacks. We thus saw the U.S. market contract by 3.1% net, half again greater than the 2% drop in 2005. Before 2005, the last time the market contracted was in 1988.(1)

It seems likely that this trend will continue for some time, for three main reasons. With interest rates still very low, deals are inexpensive to finance; there is an enormous amount of liquidity sloshing around the global financial system, looking for a place to be put to work; and the folks with those dollars believe (correctly or not) that assets are undervalued and money can be made buying them up at premiums to their current market price.

What makes this round of deal making so interesting to watch is the astonishingly large amount of money involved, and the consequent size of the deals contemplated.

Make no mistake--none of this buyout talk assures us of a positive year in the market. All we can reasonably take away is that it is a net positive ingredient that could help an aging bull market last a bit longer: like sand thrown under what otherwise might be spinning tires in 2007.


----------
(1)   Alistair Barr, US Market Shrinks By 600 Billion, CBS Market Watch, Dec.
      29, 2006,
      http://www.marketwatch.com/news/story/incredible-shrinking-stock-market-means/story.

Comparative Growth of a $10,000 Investment

Since Inception 1/28/95*


                          Average Annual Total Returns*


                  1 Year            5 Year            10 Year
                  -------------------------------------------
                  15.55%             8.89%             5.27%

                                [LINE CHART]

                     Markman
 Date                 Fund         S&P 500
--------             -------       -------
01/26/95             10,000        10,000
03/31/95             10,450        10,770
06/30/95             11,210        11,798
09/30/95             12,150        12,736
12/31/95             12,450        13,503
03/31/96             13,111        14,227
06/30/96             13,452        14,866
09/30/96             13,199        15,325
12/31/96             13,834        16,603
03/31/97             14,352        17,048
06/30/97             15,532        20,024
09/30/97             16,712        21,524
12/31/97             16,516        22,142
03/31/98             17,737        25,231
06/30/98             18,167        26,063
09/30/98             16,266        23,470
12/31/98             19,541        28,469
03/31/99             21,239        29,888
06/30/99             21,518        31,994
09/30/99             21,225        29,997
12/31/99             26,477        34,460
03/31/00             26,794        35,250
06/30/00             23,812        34,314
09/30/00             23,971        33,981
12/31/00             19,756        31,322
03/31/01             14,863        27,608
06/30/01             16,320        29,223
09/30/01             11,952        24,933
12/31/01             15,106        27,598
03/31/02             14,272        27,674
06/30/02             12,551        23,966
09/30/02             11,004        19,824
12/31/02             11,235        21,497
03/31/03             10,771        20,820
06/30/03             13,018        24,025
09/30/03             14,124        24,661
12/31/03             16,223        27,664
03/31/04             17,014        28,132
06/30/04             16,871        28,616
09/30/04             16,889        28,081
12/31/04             18,545        30,673
03/31/05             17,657        30,013
06/30/05             19,087        30,424
09/30/05             20,717        31,521
12/31/05             20,017        32,179
03/31/06             21,290        33,533
06/30/06             20,545        33,049
09/30/06             20,983        34,922
12/31/06             23,129        37,261


Past performance is not predictive of future performance.


Comparative Growth of a $10,000 Investment

Since Operation of Fund as Core Growth Fund 1/1/03


                  Total 2003-2006 Returns Annualized

                  S&P 500           MTRPX*
                  ------------------------
                  14.74%            19.79%

                        [LINE CHART]

                     Markman
 Date                 Fund         S&P 500
--------             -------       -------
12/31/02             10,000        10,000
03/31/03              9,587         9,685
06/30/03             11,587        11,176
09/30/03             12,571        11,472
12/31/03             14,440        12,869
03/31/04             15,144        13,086
06/30/04             15,016        13,312
09/30/04             15,032        13,062
12/31/04             16,507        14,268
03/31/05             15,716        13,961
06/30/05             16,989        14,153
09/30/05             18,440        14,663
12/31/05             17,817        14,969
03/31/06             18,950        15,599
06/30/06             18,287        15,374
09/30/06             18,676        16,245
12/31/06             20,587        17,333


Past performance is not predictive of future performance.

* Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Core Growth Portfolio's performance predecessor.

      The performance of the Fund above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings

Toyota Motor                                                               4.87%
--------------------------------------------------------------------------------
Apple Computer                                                             4.61%
--------------------------------------------------------------------------------
Goldman Sachs                                                              4.33%
--------------------------------------------------------------------------------
Sears Holdings                                                             4.26%
--------------------------------------------------------------------------------
United Health Group                                                        4.18%
--------------------------------------------------------------------------------
Vornado Realty                                                             4.18%
--------------------------------------------------------------------------------
Altria                                                                     4.04%
--------------------------------------------------------------------------------
Berkshire Hathaway B                                                       3.98%
--------------------------------------------------------------------------------
Google                                                                     3.75%
--------------------------------------------------------------------------------
Time Warner                                                                3.75%
--------------------------------------------------------------------------------
Total in Top Ten                                                          41.95%

Holdings Data

[PIE CHART]

Large Cap                                                                  91.9%
--------------------------------------------------------------------------------
Mid Cap                                                                     8.1%

Average Market Cap:                                               $51.84 Billion
--------------------------------------------------------------------------------

Top Three Weighted Sectors:

Financial                                                                  16.8%
--------------------------------------------------------------------------------
Health Care/Medical                                                        15.4%
--------------------------------------------------------------------------------
Consumer Electronics                                                        7.8%
--------------------------------------------------------------------------------

Portfolio Management Notes

Rethinking Big Picture Thinking

It is in the nature of these reports to drift into 'big picture' discussions about the economy and market sectors. It is, I suppose, a necessary evil. We swim in a sea of news coverage about the financial world, and it is natural for a shareholder to want to know how his/her manager is making sense of it all. But I call the exercise a necessary evil because, while fun, it often leads managers down unproductive paths.

Speaking for myself alone, as I look back over the years, most of the regrettable choices I've made have been as a result of getting 'married' to a well reasoned big-picture thesis that, unfortunately, never really panned out as expected in the real world. There is a tendency, once the 'story' is written, to stay too long trying to fit reality to the script, even when events are proving otherwise.

Conversely, the successes you have grown to expect from this corner have been largely due to the wise selection and relatively frequent trading of individual stocks, one by one, with minimal attention given to long term, big picture theses. This past year, when we last performed a study of the long term results in the Markman Core Growth Fund we saw that the returns were overwhelmingly generated by the individual stock selection and proactive trading, rather than the sector allocation.

In noting this, I am not claiming that generating results primarily through individual stock selection is in any way superior to getting good results through smart sector allocation. My point, for information purposes only, is that bottom up stock selection combined with active trading is what works in this office. And it also helps to illustrate why we had a successful 2006 while many other smart growth managers struggled. Here's an example.

In the 2005 Annual Report I wrote about a theme I called "Forever Young? Boomers Turn 60!" I noted my belief that mushrooming demographically-driven health care spending would benefit stocks in the broad medical/health sector. It all sounded very good--on paper. The reality of 2006 was far different.

Health care and medical stocks were huge disappointments and greatly underperformed the broad market. The Dow Jones Healthcare Index gained only about 4%. Even worse, had I held onto our health/medical stocks exactly as owned on the first day of the year, their net result would have been negative 1% for the group as a whole. Fortunately, active management helped push our actual results up to about 8% for this portion of our portfolio, but health care was nevertheless a drag on the Fund during 2006. So much for the short term impact of 'inevitable' long term trends! It helps to understand why many large cap fund managers, taking a more 'leisurely' buy and hold approach, underperformed in 2006.

I have written in previous reports about the many forces that could drive up and sustain higher oil prices. Here, too, I am beginning to get a little uncomfortable with the all too pat big picture scenario of "Increasing demand/ reducing resources/geopolitical supply risk" used as the support for higher and higher energy prices. It is all beginning to sound too much like the new paradigm tech talk of the late 1990's. And we all know how that ended. This is not to say that I've suddenly morphed into an energy bear. Far from it. I suppose my current thinking is more along the line of that of an opportunistic agnostic. I have no dog in this fight and am committed only to simply using the inevitable volatility to help make us money.

All this is by way of saying that while I will likely continue to write about trends and big picture scenarios, I am more than ever on guard not to buy into this story too deeply in actual execution. The old saying, "Man plans, God laughs" is never truer than in the solemn pronouncements of market gurus.

Trading Mechanics

You probably know by now that, thanks to the Fund's tax loss carry forwards, the Fund currently does not have adverse tax consequences from taking profits on trades that work out well. Our gains have been tax-free, from a capital gain standpoint, since 2002 and should continue to be so for at least the next couple of years. In addition, the Fund's cost of trading, as measured by the commission rate we pay on trades, continues to be among the lowest in the fund industry. The commissions we paid in 2006, $64,923 added 12 basis points (.12%) to the overall cost of the fund. This is some 20% below the average cost for stock funds.(1) These favorable mechanical dynamics give me the freedom to engage in the active trading techniques that have helped create the excellent results we enjoy in the Markman Core Growth Fund.

Over the past year I have looked closely at my trading in the Fund with an eye to see if I could reduce the frequency of trading without negatively impacting results. I began to implement some ideas in the fourth quarter of 2006 and am very pleased to report to you that the results have been better than I could have ever anticipated.

We reduced the number of trades and the percentage turnover by better than half in the fourth quarter as compared to the previous nine months of 2006. Annualized commissions were reduced by greater than 60% from the previous nine months. Although I cannot guarantee anything, if we continue along those lines, I expect the net savings to shareholders in 2007 to be about 7 basis points (.07%).

Most importantly, these changes seemed to have no negative impact on returns. In fact, one might even make a case that returns actually improved during this period. The Markman Core Growth Fund returned 10.23% in the fourth quarter of 2006. This was substantially ahead of the 6.69% fourth quarter return of the S&P 500 Index and the 5.92% return of the Russell 1000 Growth Index. Our 10.23% gain placed us in the 3rd percentile of our Morningstar Large Cap Growth Fund category for the fourth quarter.

What Worked, What Didn't.

We had some dogs in the portfolio in 2006. Some of the names we started the year with--Chico's, XMSR, eBay and St. Jude Medical--were nightmares for investors. We took our lumps on these and they proved to be a significant drag on our returns. Candidly, I was surprised by how quickly Chico's went from a fashion retailer that seemed to execute with flawless precision to one that could do nothing right. They were justly punished by the market. XM Radio continued to struggle with costs far beyond the date I thought they would finally turn the corner and they, too, were taken to the market woodshed. As we begin 2007, eBay remains in the portfolio--barely and on probation!

Winners included Apple, Boeing, infrastructure pays like Manitowoc and Terex, and foreign allocations such as India Fund and the Japan I Shares. The most significant gainers--and here we have an admitted 'good news/bad news' situation--were our REIT allocations. The good news is that we had a solid presence in REITS throughout the year and they were among our best performers. The bad news is that I cut back on this sector far too early.

We began the year with 13.4% of the portfolio in REITS. This was a very high allocation for a large cap growth fund, but one that had paid off handsomely for us in past years. Like many managers, I began to be concerned that the run in REITS had extended to levels that put us in danger of giving up a chunk of those gains. In the course of the first six months of 2006, I took profits in much of our REIT holdings. In hindsight, this was the wrong move. REITS, as we now know, went on to have another banner year. Fortunately, we continued to have a good chunk of the portfolio in this sector (one, Vornado Realty, is actually one of our top ten holdings) and reaped suitable rewards.

Once again there were a number of individually small moves made in the portfolio that either enhanced returns, avoided losses, or just simply reduced short term volatility. I always have to remind myself that there is a fine line between stubbornness and conviction. As the metaphorical captain of the Fund's ship, I continue to be guided by one of my favorite sayings: "Don't complain about the wind. Don't wait for it to change. Just adjust the damn sails."

/s/ Bob Markman
---------------

----------
(1) Ian McDonald, Mutual Fund Trading Fees Drop, WALL ST. J., Aug. 12, 2005, http://onlinewsj.com/article. Trading commissions, per Lipper, averaged .15%

[PHOTO]

"I always have to remind myself that there is a fine line between stubbornness and conviction. As the metaphorical captain of the Fund's ship, I continue to be guided by one of my favorite sayings: 'Don't complain about the wind. Don't wait for it to change. Just adjust the damn sails.'"

Killer Competitors

Investors are often urged--and correctly so--to look to 'best of breed' stocks. These are companies that possess size, management skill, financial health and product or service offerings that clearly set them apart from their competition. I sometimes stretch this metaphor further to describe companies that stand out even among the best of breed as ultimate 'best in show.' These are the true long term keepers. Among these great companies there still is another special type, a creature that cuts a well recognized path through the economic jungle; a carnivore among herbivores, a company that makes executives at even the best of breed companies break into cold sweats. They are the "Killer Competitors."

What makes a great company a Killer Competitor? It's the corporate ability to not just think outside the box, but to see around corners. It's the skill to seemingly bend time itself, to act at a speed believed to be impossible. It's the management courage to take--and make work--an imaginative leap that others fear could be career ending. It's the possession of a Crayola box of 32 colors when the competition is stuck working with just eight.

In my reports over the past year I've highlighted two such companies: Apple and Toyota. Since then, even one who might never read the financial press could not help but hear about how these two companies are marching to an astonishing level of dominance in their respective industries. Toyota continues to execute almost flawlessly, producing a mix of design, engineering and market savvy that puts the stumbling best efforts of Ford and GM to shame.

Apple, while igniting passions both pro and con is undeniably the one company calling the tune in the global music, video and now cell phone industries. Has one relatively small company ever had such an impact in multiple industries simultaneously? Watching these companies roll out their game plans and strategies is a delight--unless you are one of their competitors. That's because the song that seems to keep playing in the background in the lives of these companies is Sinatra's "The Best Is Yet to Come."

In this year's Annual Report, I will share with you my thoughts on a third entry into this rarified category of Killer Competitors: Goldman Sachs (GS).

Spotlight on Goldman Sachs

Goldman Sachs, a global investment banking, securities and investment management firm, is probably 'the most awesomely powerful corporate entity you know little about.' (If you stopped 100 Americans on the street and asked them what Goldman Sachs does, I expect most would guess that it is a department store!) But they are the quintessential 'smartest guys in the room' and are the gold standard in every area in which they compete.

Goldman's business is divided into three main segments. About 15% of their profits come from investment banking. This is the term used to cover activities like mergers, acquisitions, initial public offerings, and leveraged buyouts. Some 17% of Goldman's profits derive from asset management activities, among them providing wealth management services to the rich and uber-rich. (According to Goldman, 43% of the Forbes 400 list of richest Americans are clients.) But the bulk of their earnings--68%--are derived from trading and investments. Here, Goldman hopes to profit from both the markets they make in investments that others trade in as well as the trading they do in their own company accounts. Goldman aggressively integrates these three main areas so that they feed each other to create a well-oiled, seamless money-making machine.

There are, of course, other investment firms that are built with much the same components, among them Lehman Brothers, Bear Stearns, and Merrill Lynch. What separates Goldman Sachs from these competitors, in my opinion, is the unmatched quality of their senior management. While it goes without saying that all of these companies have very savvy people at the helm, it is Goldman management that U.S. Presidents of both parties tap to run the finances of our country. Two of the last five U.S. Treasury Secretaries were Goldman CEOs: Robert Rubin under Bill Clinton, and now Henry Paulson under George Bush. Impressive, if not a little scary.


Goldman is a powerful earnings machine, and measured by almost any valuation metric it stands head and shoulders above its competitors. So it's no surprise that the price of its shares has doubled in the past two years. Yet even after this run of outperformance, Goldman Sachs' shares are priced at a discount to its peers. The reason for this is that Wall Street simply doesn't understand and/or trust Goldman's ability to continue to generate enormous profits in what has traditionally been a highly cyclical business. In addition, many feel Goldman's increasing reliance on its trading activities to generate outsized profits subjects the company to the risks that merit a margin of safety in its valuation.

I believe these concerns are grossly overstated. Certainly, all financial firms are exposed to specific sector risks. While on the surface Goldman may seem more aggressively positioned in the financial markets than its peers, it's breadth of activities and depth of management more than compensates for this risk. In financial services, more so than most other industries, management is destiny. One could make a case that, given the proven superiority of Goldman management, the shares should sell at a premium to its peers, not a discount.

PORTFOLIO OF INVESTMENTS                                       December 31, 2006

        Shares                                                      Market Value
COMMON STOCKS   96.9%
FINANCIAL   16.8%
        16,000  Franklin Resources, Inc.                            $ 1,762,720
        12,000  Goldman Sachs Group                                   2,392,200
        11,000  MasterCard, Inc.                                      1,083,390
         9,000  Capital One Financial Corporation                       691,380
         2,300  The Chicago Mercantile Exchange                       1,172,425
           600  Berkshire Hathaway, Inc. - Class B*                   2,199,600
                                                                    $ 9,301,715
HEALTH CARE/MEDICAL   15.4%
        43,000  UnitedHealth Group, Inc.                            $ 2,310,390
        28,000  Johnson & Johnson                                     1,848,560
        27,000  Quest Diagnostics, Inc.                               1,431,000
        24,000  Cerner Corporation*                                   1,092,000
        23,000  Zimmer Holdings, Inc.*                                1,802,740
                                                                    $ 8,484,690
CONSUMER ELECTRONICS   7.8%
        42,000  Hewlett-Packard Company                             $ 1,729,980
        30,000  Apple Computer, Inc.*                                 2,545,200
                                                                    $ 4,275,180
CONSUMER SERVICES   7.0%
        26,000  Altria Group, Inc.                                  $ 2,231,320
        25,000  Procter & Gamble Co.                                  1,606,750
                                                                    $ 3,838,070
MEDIA   6.9%
        95,000  Time Warner, Inc.                                   $ 2,069,100
        50,000  The Walt Disney Company                               1,713,500
                                                                    $ 3,782,600
RETAIL   6.8%
        40,000  Starbucks Corporation*                              $ 1,416,800
        14,000  Sears Holdings Corporation*                           2,351,020
                                                                    $ 3,767,820
ENERGY/NATURAL RESOURCES   6.4%
        30,000  Valero Energy Corporation                           $ 1,534,800
        25,000  Peabody Energy Corporation                            1,010,250
         7,000  PetroChina Company Ltd. - ADR                           985,460
                                                                    $ 3,530,510
REAL ESTATE INVESTMENT TRUST   5.8%
        19,000  Vornado Realty Trust                                $ 2,308,500
         7,000  AvalonBay Communities, Inc.                             910,350
                                                                    $ 3,218,850
INTERNET COMMERCE   5.3%
        28,000  eBay, Inc.*                                         $   841,960
         4,500  Google Inc. - Class A*                                2,072,160
                                                                    $ 2,914,120
AUTOMOTIVE   4.9%
        20,000  Toyota Motor Corp.                                  $ 2,686,200

LEISURE   4.0%
        30,000  McDonald's                                          $ 1,329,900
        10,000  Las Vegas Sands Corp.*                                  894,800
                                                                    $ 2,224,700
SOFTWARE & SERVICES   4.0%
        27,000  Adobe Systems, Inc.*                                $ 1,110,240
        20,000  Infosys Technologies Ltd.                             1,091,200
                                                                    $ 2,201,440
DEFENSE   3.4%
        25,000  General Dynamics                                    $ 1,858,750

AIRCRAFT   2.4%
        15,000  Boeing Company                                      $ 1,332,600

TOTAL COMMON STOCKS                                                 $53,417,245

INTERNATIONAL STOCK FUNDS   2.2%
        11,000  iShares FTSE/Xinhua China 25
                Index Fund                                          $ 1,225,950
MONEY MARKET FUNDS   1.0%
       525,612  5/3 Prime Money Market Fund                         $   525,612

TOTAL INVESTMENT SECURITIES   100.1%                                $55,168,807
(Cost $47,112,603)
LIABILITIES IN EXCESS OF OTHER ASSETS   (0.1%)                          (47,005)
NET ASSETS   100.0%                                                 $55,121,802

*     Non-income producing security.
ADR - American Depository Receipt.
See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS
   Investment securities:
        At acquisition cost                                        $ 47,112,603
                                                                   ============
        At market value                                            $ 55,168,807
   Accrued income                                                        50,421
   Receivable for capital shares sold                                       422
   Other assets                                                          20,153
                                                                   ------------
        TOTAL ASSETS                                                 55,239,803
                                                                   ------------
LIABILITIES
   Payable for capital shares redeemed                                   27,152
   Payable to Adviser                                                    40,288
   Payable to other affiliates                                            9,167
   Payable to Trustees                                                       37
   Other accrued expenses and liabilities                                41,357
                                                                   ------------
        TOTAL LIABILITIES                                               118,001
                                                                   ------------

NET ASSETS                                                         $ 55,121,802
                                                                   ============
   Net assets consist of:
   Paid-in capital                                                 $ 85,152,139
   Undistributed net investment income                                   13,566
   Accumulated net realized losses
     from security transactions                                     (38,100,107)
   Net unrealized appreciation on investments                         8,056,204
                                                                   ------------
NET ASSETS                                                         $ 55,121,802
                                                                   ============
Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value)                                                       4,337,780
                                                                   ============
Net asset value, offering price and
  redemption price per share                                       $      12.71
                                                                   ============


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

INVESTMENT INCOME
   Dividends                                                       $    698,438
                                                                   ------------
EXPENSES
   Investment advisory fees                                             458,115
   Professional fees                                                     75,500
   Compliance fees and expenses                                          55,000
   Administration fees                                                   50,000
   Sub transfer agent fees                                               49,000
   Custodian fees                                                        38,200
   Accounting services fees                                              30,000
   Transfer agent fees                                                   30,000
   Shareholder report costs                                              27,000
   Registration fees                                                     24,825
   Trustees fees and expenses                                            19,000
   Postage and supplies                                                  11,000
   Other expenses                                                        12,081
                                                                   ------------
   TOTAL EXPENSES                                                       879,721
                                                                   ------------
NET INVESTMENT LOSS                                                    (181,283)
                                                                   ------------
REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
   Net realized gains from security transactions                      5,472,693
   Net change in unrealized appreciation/depreciation
     on investments                                                   2,715,106
                                                                   ------------
NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS                                                  8,187,799
                                                                   ------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                    $  8,006,516
                                                                   ============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Year Ended    For the Year Ended
                                                                              December 31, 2006     December 31, 2005
FROM OPERATIONS
       Net investment income (loss)                                              $   (181,283)        $    259,007
       Net realized gains from security transactions                                5,472,693            7,623,834
       Net change in unrealized appreciation/depreciation on investments            2,715,106           (3,883,316)
                                                                                 ------------         ------------
  Net increase in net assets from operations                                        8,006,516            3,999,525
                                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
       From net investment income                                                          --             (266,678)
                                                                                 ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS
       Proceeds from shares sold                                                    4,862,373            4,058,376
       Net asset value of shares issued in reinvestment of distributions to
         shareholders                                                                      --              260,837
       Payments for shares redeemed                                               (12,862,244)         (13,068,413)
                                                                                 ------------         ------------
  Net decrease in net assets from capital share transactions                       (7,999,871)          (8,749,200)
                                                                                 ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 6,645           (5,016,353)
NET ASSETS
       Beginning of year                                                           55,115,157           60,131,510
                                                                                 ------------         ------------
       End of year                                                               $ 55,121,802         $ 55,115,157
                                                                                 ------------         ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                              $     13,566         $      7,897
                                                                                 ============         ============
CAPITAL SHARE ACTIVITY
       Sold                                                                           418,517              391,401
       Reinvested                                                                          --               23,712
       Redeemed                                                                    (1,092,606)          (1,275,013)
                                                                                 ------------         ------------
  Net decrease in shares outstanding                                                 (674,089)            (859,900)
       Shares outstanding, beginning of year                                        5,011,869            5,871,769
                                                                                 ------------         ------------
       Shares outstanding, end of year                                              4,337,780            5,011,869
                                                                                 ============         ============


FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                              Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                              December 31,    December 31,    December 31,   December 31,     December 31,
                                                 2006             2005            2004           2003            2002
                                               ---------       ---------       ---------       ---------       ---------
Net asset value at beginning of year           $   11.00       $   10.24       $    9.02       $    6.30       $    8.69
                                               ---------       ---------       ---------       ---------       ---------
Income (loss) from investment operations:
     Net investment income (loss)                  (0.04)           0.05            0.07            0.08            0.18
     Net realized and unrealized gains
       (losses) on investments                      1.75            0.76            1.22            2.72           (2.40)
                                               ---------       ---------       ---------       ---------       ---------
     Total from investment operations               1.71            0.81            1.29            2.80           (2.22)
                                               ---------       ---------       ---------       ---------       ---------
Less distributions:
     Dividends from net investment income             --           (0.05)          (0.07)          (0.08)          (0.17)
                                               ---------       ---------       ---------       ---------       ---------
Net asset value at end of year                 $   12.71       $   11.00       $   10.24       $    9.02       $    6.30
                                               =========       =========       =========       =========       =========
Total return                                       15.55%           7.94%          14.31%          44.40%         (25.63%)
                                               =========       =========       =========       =========       =========
Net assets at end of year (000s)               $  55,122       $  55,115       $  60,132       $  59,614       $  52,296
                                               =========       =========       =========       =========       =========
Ratio of net expenses to average net assets         1.58%           1.58%           1.44%           1.50%           0.96%
Ratio of net investment income (loss)
 to average net assets                             (0.33%)          0.46%           0.71%           0.97%           1.89%
Portfolio turnover rate                              799%            658%            472%            228%            145%(a)

(a) This calculation does not include securities acquired in connection with certain acquisitions in 2002.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS December 31, 2006
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Core Growth Fund (the Fund) (formerly the Markman Total Return Core
Fund). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Fund. The performance and accounting history of the Markman Moderate Allocation Portfolio was assumed by the Fund. The total returns of the Fund are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Fund seeks long-term growth of capital by investing in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds. The Fund seeks to minimize risk through careful allocation among asset classes (stocks, bonds, cash), security size (large cap, mid-cap, small cap), investment style (growth, value), and through global diversification.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Fund records distributions of short-term capital gains made by mutual funds in which the Fund invests as dividend income and long-term capital gains made by mutual funds in which the Fund invests as realized capital gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2006:

Tax cost of portfolio investments                                  $ 48,355,672
                                                                   ------------
Gross unrealized appreciation on investments                       $  7,650,303
Gross unrealized depreciation on investments                           (837,168)
                                                                   ------------
Net unrealized appreciation on investments                            6,813,135
Capital loss carryforward                                           (36,843,472)
                                                                   ------------
Accumulated deficit                                                $(30,030,337)
================================================================================

During the year ended December 31, 2006, the Fund utilized $5,975,951 of capital loss carryforwards. As of December 31, 2006, the Fund had a net capital loss carryforward of $36,843,472 of which $9,654,340 will expire in 2008, $12,127,416 will expire in 2009 and $15,061,716 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

The tax character of distributions paid by the Fund for the years ended December 31, 2006 and 2005 was as follows:
--------------------------------------------------------------------------------
                                               2006                        2005
From ordinary
Income                                    $         --              $    266,678
================================================================================

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of income received from REIT securities and distributions in excess of net investment income. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis. For the year ended December 31, 2006, the Fund made the following reclassification:
--------------------------------------------------------------------------------

                      Undistributed
 Paid-in              Net Investment            Realized
  Capital                 Income              Capital Gains
($233,507)              $ 186,952              $  46,555
================================================================================

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report on June 30, 2007.

2. Investment Transactions

During the year ended December 31, 2006, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $433,473,378 and $438,425,500, respectively.

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other officers of the Trust are also officers of the Adviser or of Integrated Investment Services, Inc. (Integrated) (formerly Integrated Fund Services, Inc.), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective May 1, 2005, the Fund pays the Adviser a fee (Investment Advisory Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the Base Fee), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "Performance Fee Adjustment").

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points and the corresponding Base Fee are as follows:

$0 - $200 million                                                          0.85%
--------------------------------------------------------------------------------
Next $150 million                                                          0.80%
                                            (on assets from $200 - $350 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.75%
                                            (on assets from $350 - $500 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.70%
                                            (on assets from $500 - $650 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.65%
                                            (on assets from $650 - $800 million)
--------------------------------------------------------------------------------
All additional assets                                                      0.60%
                                                   (on assets over $800 million)
================================================================================

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment was not applied until the agreement had been in effect for 12 months ended April 30, 2006 (the "Initial Period"). For the Initial Period, the Adviser received only the Base Fee. The Performance Fee Adjustment is made at the end of each calendar month, after the Initial Period, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Investment Advisory Fee payable for that month. During the year ended December 31, 2006, the Adviser's base fee was reduced by $15,013 under the Performance Fee Adjustment.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and Integrated, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Integrated coordinates the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays Integrated a monthly base administrative fee, an asset-based accounting fee, and a transfer agent fee based on the number of shareholder accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust, subject to approval by the Board of Trustees. The Chief Compliance Officer and his or her designees perform the duties and responsibilities in accordance with Rule 38a-1 under the 1940 Act. The Chief Compliance Officer, among other things, oversees an annual review of the policies and procedures of the Trust and its service providers and provides a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation is paid by the Adviser and the Trust reimburses the Adviser for such costs.

In addition, the Trust has contracted with Integrated to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, Integrated developed and assisted in implementing a compliance program for Integrated on behalf of the Fund and; provides administrative support services to the Fund's Compliance Program and Chief Compliance Officer. For these services, Integrated receives a quarterly fee from the Trust.

4. Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Markman MultiFund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Markman Core Growth Fund (the "Fund"), formerly known as the Markman Total Return Core Fund, a series of the Markman MultiFund Trust, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Core Growth Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                                Cincinnati, Ohio
                                                                February 5, 2007

--------------------------------------------------------------------------------
ADDITIONAL NOTES December 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid Six Months Ended December 31, 2006" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                            Net Expense Ratio       Beginning               Ending        Expenses Paid
                                   Annualized   Account Value        Account Value     Six Months Ended
                            December 31, 2006    July 1, 2006    December 31, 2006   December 31, 2006*
Markman Core Growth Fund
      Actual                        1.56%          $1,000.00          $1,125.80          $    8.36
                               ---------           ---------          ---------          ---------
Hypothetical                        1.56%          $1,000.00          $1,017.24          $    7.93
                               ---------           ---------          ---------          ---------

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST (Unaudited)
--------------------------------------------------------------------------------

Listed in below are the Trustees and principal officers of the Markman MultiFund Trust (the "Trust").

                                                                                                        Number of             Other
                                                                                                    Portfolios in     Directorships
                           Position(s)                                                               Fund Complex   Held by Trustee
                           Held With          Term of Office(1) and     Principal Occupation(s)       Overseen by       Outside the
Name/Address/Age           Trust              Length of Time Served     During Last 5 yrs                 Trustee      Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)       Chairman of        Since Inception           President, Treasurer and                1               N/A
6600 France Ave. South     the Board                                    Secretary of Markman
Edina, MN 55435            and President                                Capital Management, Inc.
Age: 55

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Fund.
================================================================================

                                                                                                        Number of             Other
                                                                                                    Portfolios in     Directorships
                           Position(s)                                                               Fund Complex   Held by Trustee
                           Held With          Term of Office(1) and     Principal Occupation(s)       Overseen by       Outside the
Name/Address/Age           Trust              Length of Time Served     During Last 5 yrs                 Trustee      Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale Levy            Trustee            Since Inception           Real Estate Advisor,                    1               N/A
6600 France Ave. South                                                  Edina Realty.
Edina, MN 55435
Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones        Trustee            Since Inception           Director of Technology                  1        St. Luke's
6600 France Ave. South                                                  and Strategy, Duluth                              Hospital;
Edina, MN 55435                                                         New Tribune; Self-employed                       St. Luke's
Age: 52                                                                 management and technology                       Foundation;
                                                                        consultant; Director of                            Marshall
                                                                        Information Technologies,                            School
                                                                        The College of St.
                                                                        Scholastica.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan         Trustee            Since Inception           Vice President-External                 1               N/A
6600 France Ave. South                                                  Relations, Ecolab.
Edina, MN 55435
Age: 56

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

================================================================================

                           Position(s)
                           Held With          Term of Office(1) and     Principal Occupation(s)
Name/Address/Age           Trust              Length of Time Served     During Last 5 yrs
--------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler          Secretary          Since Inception           Chief Operations Officer,
6600 France Ave. South     Treasurer          Since May 2003            Markman Capital Management, Inc.
Edina, MN 55435            Chief
                           Compliance
Age: 55                    Officer            Since October 2004

================================================================================

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-707-2771.

Authorized for distribution only if preceded or accompanied by a current prospectus.

Investment Adviser                      Shareholder Services
Markman Capital Management, Inc.        c/o Integrated Investment Services, Inc.
6600 France Avenue South                P.O. Box 5354
Minneapolis, Minnesota 55435            Cincinnati, Ohio 54201-5354
Telephone: 952-920-4848                 Toll-free: 800-707-2771
Toll-free: 800-395-4848

Stay Informed

Check for net asset values and more.Portfolio/Strategy Updates online

www.markman.com

Call for Bob Markman's weekly market overview and portfolio activity report

800-975-5463

For up-to-the-minute net asset values and account values, call the PriceLine

800-536-8679

For a prospectus, application forms, assistance in completing an application, or general administrative questions, call our HelpLine

800-707-2771

These forms are available:

      o     Account Application
      o     IRA/Roth Application
      o     IRA transfer request
      o     Systematic Withdrawal Plan Request
      o     Automatic Investment Request
      o     Company Retirement Account Application
      o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Core Growth Fund through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Core Growth Fund through these discount brokers.

For additional forms or answers to any questions just contact the Markman Core Growth Fund, between the hours of 8:30 AM and 5:30 PM EST, toll-free

800-707-2771

Markman
Core Growth Fund
----------------
A Value-Added
Large Growth Strategy

6600 France Avenue South
Minneapolis, Minnesota 55435

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officers and principal financial officers. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael J. Monahan is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees. Audit fees totaled $24,400 for the December 31, 2006 fiscal year and $23,000 for the December 31, 2005 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2006 or December 31, 2005 fiscal years.

(c) Tax Fees. Tax fees totaled $3,000 for the December 31, 2006 fiscal year and $2,225 for the December 31, 2005 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2006 or December 31, 2005 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e) (2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,000 for the fiscal year ended December 31, 2006 and $2,225 for the fiscal year ended December 31, 2005.

(h) Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 3, 2006 with Form N-CSR for period ending December 31, 2005 and is hereby incorporated by reference.

(a)(2) The certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Markman MultiFund Trust

By (Signature and Title)


/s/ Robert J. Markman
-------------------------------
Robert J. Markman
President

Date: March 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Robert J. Markman
-------------------------------
Robert J. Markman
President

Date: March 6, 2007

By (Signature and Title)


/s/ Judith E. Fansler
-------------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date: March 6, 2007